                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-72859 of Universal Compression Holdings, Inc. (the "Company") on Form S-8 of our report dated June 11, 1999, appearing in this Annual Report on Form 10-K of the Company for the year ended March 31, 1999.



DELOITTE & TOUCHE LLP

Houston, Texas
June 25, 1999